LOOMIS SAYLES CORE DISCIPLINED ALPHA BOND FUND

Supplement dated November 15, 2018 to the Loomis Sayles Core Disciplined Alpha Bond Fund

Prospectus and Statement of Additional Information, each dated February 1, 2018, as may be revised and supplemented from time to time.

On November 15, 2018, the Loomis Sayles Core Disciplined Alpha Bond Fund (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase or exchange.